EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Verra Mobility Corporation (the “Company”) on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Conti, Chief Financial Officer of Verra Mobility Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2025	By:	/s/ Craig Conti
Craig Conti
Chief Financial Officer
(Principal Financial Officer)